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                                                                     EXHIBIT T3F



                              CROSS-REFERENCE TABLE

      TIA                                                                                  INDENTURE
    SECTION                                                                                 SECTION
    -------                                                                                ---------
310(a)(1)...............................................................................      7.10
      (a)(2)............................................................................      7.10
      (a)(3)............................................................................      N.A.
      (a)(4)............................................................................      N.A.
      (a)(5)............................................................................      7.10
      (b)...............................................................................      7.8; 7.10
      (c)...............................................................................      N.A.
311(a)..................................................................................      7.11
      (b)...............................................................................      7.11
      (c)...............................................................................      N.A.
312(a)..................................................................................      2.5
      (b)...............................................................................     14.3
      (c)...............................................................................     14.3
313(a)..................................................................................      7.6
      (b)(1)............................................................................      7.6
      (b)(2)............................................................................      7.6
      (c)...............................................................................      7.6; 14.2
      (d)...............................................................................      7.6
314(a)..................................................................................      4.8; 14.2
      (b)...............................................................................     11.3(b)
      (c)(1)............................................................................      2.2; 7.2; 14.4
      (c)(2)............................................................................      7.2; 14.4
      (c)(3)............................................................................      N.A.
      (d)...............................................................................     11.3(b); 11.4(b); 11.5(b)
      (e)...............................................................................     14.6
      (f)...............................................................................      N.A.
315(a)..................................................................................      7.1(b)
      (b)...............................................................................      7.5; 14.2
      (c)...............................................................................      7.1(a)
      (d)...............................................................................      6.11; 7.1(c)
      (e)...............................................................................      6.13
316(a)(last sentence)...................................................................      2.9





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

      (a)(1)(A).........................................................................      6.11
      (a)(1)(B).........................................................................      6.12
      (a)(2)............................................................................      N.A.
      (b)...............................................................................      6.12; 6.8
      (c)...............................................................................     10.5
317(a)(1)...............................................................................      6.3
      (a)(2)............................................................................      6.4
      (b)...............................................................................      2.4
318(a)..................................................................................     14.1

--------------
N.A. means Not Applicable
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.


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